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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                               Amendment No. 1 to

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  May 14, 2003

                              ENHANCE BIOTECH, INC.
               (Exact name of issuer as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                    000-31653
                            (Commission File Number)

                                   95-4766094
                        (IRS Employer Identification No.)

        35th Floor, 1285 Avenue of the Americas, New York, New York 10019
               (Address of principal executive offices) (Zip Code)

                                 (212) 561-1716
              (Registrant's telephone number, including area code)




This Current Report on Form 8-K/A amends Item 5 of the Current Report on Form 8-K filed with the Securities and Exchange Commission on May 14, 2003.

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ITEM 5. Other items

The Commission File Number for Enhance Life Sciences, Inc is 000.25445




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              ENHANCE BIOTECH, INC.






Date: November 14, 2003                         By: /s/ Christopher Every
                                                ------------------------------
                                         Name:  Christopher Every
                                         Title: Chief Executive Officer


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